Exhibit 32.1
Certification Pursuant To 18 U.S.C. Section 1350 By The Chief Executive Officer,
As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002.
I, David A. Brandon, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Quarterly Report on Form 10-Q of Toys “R” Us, Inc. (the “Company”) for the quarterly period ended October 28, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 19, 2017

/s/ David A. Brandon
David A. Brandon
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)